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                                                                    Exhibit 10.8

                                 7 DECEMBER 2005

                                    ANTARGAZ

                                   AS ASSIGNOR

                                     CALYON

                                AS SECURITY AGENT

                                       AND

                      THE REVOLVING CREDIT FACILITY LENDERS

                                   ----------

                       MASTER AGREEMENT FOR THE ASSIGNMENT
                        OF RECEIVABLES BY WAY OF SECURITY

                                   ----------

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THIS MASTER AGREEMENT FOR THE ASSIGNMENT OF RECEIVABLES (the "AGREEMENT") is
made on 7 December 2005,

BETWEEN:

(1) ANTARGAZ, a French societe anonyme with registered number 572 126 043 (RCS Nanterre), with registered share capital of E3,935,349 whose registered office is located at 3 Place de Saverne, 92400 Courbevoie which is represented by Francois Varagne or any other nominated individual who is duly authorized to act for the purposes of this Agreement

     (hereinafter referred to as the "ASSIGNOR");

(2) CALYON, a French societe anonyme, with registered number 304.187.701 (RCS Nanterre), with registered share capital of E3,119,771,484 and with registered office located at 9, quai du president Paul Doumer, 92400 Courbevoie (France), represented by Jacques Pochon and Jerome Del Ben, duly authorized to act for the purposes of this Agreement, acting in its capacity as Security Agent (Agent des Suretes) in accordance with the provisions of the Senior Facilities Agreement referred to below

     (hereinafter referred to as the "SECURITY AGENT"),

AND

(3) the banks and similar financial institutions, the names and addresses of which are set out in Schedule 1 hereto

     (hereinafter together referred to as the "PRIMARY REVOLVING CREDIT FACILITY LENDERS"),

     together with any bank or financial institution which may subsequently become a Revolving Lender under the Senior Facilities Agreement in accordance with Clause 26 of the Senior Facilities Agreement.

     (hereinafter together with the Senior Revolving Credit Facility Lenders referred to as the "REVOLVING CREDIT FACILITY LENDERS"),

WHEREAS:

(A) Pursuant to an English language facilities agreement (Contrat de credits) dated 7 December 2005 (as amended and restated and hereinafter referred to as the "SENIOR FACILITIES AGREEMENT") between among others (i) AGZ Holding as Parent, (ii) the companies listed in the Senior Facilities Agreement as Borrowers and/or Guarantors, (iii) the Primary Revolving Credit Facility Lenders and, (iv) Calyon as a Facility Agent (Agent) and Security Agent (Agent des Suretes) the Primary Revolving Credit Facility Lenders have agreed to make available to the Assignor and certain companies in its group a Revolving Facility (Credit Renouvelable) of a maximum amount of up to E50,000,000 (fifty million euros).

(B) The Assignor is a party to the Senior Facilities Agreement as borrower and guarantor under the Revolving Facility.


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(C)  It was agreed pursuant to the Senior Facilities Agreement that the performance of the Assignor's obligations as Borrower under the Revolving Facility will be guaranteed by the assignment to the Beneficiaries (as defined hereunder) of all receivables within its client portfolio, in accordance with the conditions of articles L.313-23 to L.313-34 of the French Monetary and Financial Code and pursuant to the terms hereto.

IT IS AGREED AS FOLLOWS

1.   DEFINITIONS

     Capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning given to them in the Senior Facilities Agreement.

     In this Agreement:

     "ASSIGNED DEBTORS" means any person to whom the Assignor grants a receivable, involved in an assignment in accordance with the terms hereto;

     "ASSIGNED RECEIVABLES" means Receivables which are assigned by the Assignor in accordance with the terms hereto;

     "ASSIGNMENT FORM" means all assignment forms for the assignment of receivables executed by the Assignor for the benefit of the Beneficiaries under the provisions of this Agreement;

     "BENEFICIARIES" means the Revolving Credit Facility Lenders and each of their successors and assignees;

     "BUSINESS DAY" has the meaning given to it in the Senior Facilities Agreement;

     "COMMERCIAL RECEIVABLES" means the "Receivables" (as defined in the Senior Facilities Agreement) and excludes all Intercompany Receivables;

     "CONCESSION AGREEMENTS" means any agreement entered into from time to time between Antargaz and its commercial subsidiaries;

     "DRAWDOWN" means any "Revolving Advance" (as defined in the Senior Facilities Agreement) made available to the Assignor;

     "DRAWDOWN REQUEST" has the meaning given to it in the Senior Facilities Agreement for the purposes of making a drawdown facility available to the Assignor;

     "EVENT OF ENFORCEMENT" means all events referred to at Paragraph 20.2 of the Senior Facilities Agreement;

     "EVENT OF DEFAULT" has the meaning given to it in the Senior Facilities Agreement;

     "INTERCOMPANY RECEIVABLES" means, at any time, all receivables granted by the Assignor to


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     any members of its group ("Group Company") arising from any loan made by the Assignor to any members of this group;

     "DAILLY LAW" means articles L.313-23 et seq. of the French Monetary and Financial Code (Code Monetaire et Financier)

     "POTENTIAL EVENT OF DEFAULT" has the meaning given to it in the Senior Facilities Agreement;

     "RECEIVABLES" means the Commercial Receivables and the Intercompany receivables;

     "SECURED OBLIGATIONS" means the payment and repayment obligations contracted by the Assignor relating to sums which are owing or will be owing to the Beneficiaries in its capacity as Revolving Credit Borrower for a principal amount, plus interest, late payment interest, any deferred and incidental interests, calculated pursuant to the terms and conditions of the Senior Facilities Agreement;

     "SECURITY PERIOD" means the period beginning on the date of signature of this Agreement and ending on the date on which all of the Secured Obligations have been discharged in full to the satisfaction of the Security Agent and on which the Beneficiaries will have no continuing obligation to make available any Revolving Facility in accordance with the Senior Facilities Agreement;

     "UNDERLYING AGREEMENTS" means any agreement entered into from time to time between the Assignor and the Assigned Debtors (including the Concession Contracts) from which the Receivables arise.

2.   ASSIGNMENT OF RECEIVABLES

2.1 In order to guarantee the due performance and payment to the Beneficiaries of the Secured Obligations owing by it, the Assignor agrees to assign, in accordance with the provisions of the Dailly Law and the provisions of this Agreement, all Receivables.

     Each Beneficiary will be beneficiary of assignments of Receivables under the present Agreement to an extent proportional to its participation in the Revolving Facility.

2.2 The assignment of Receivables referred to in clause 2.1 above shall be carried out in accordance with paragraphs 2.3 and 2.4 by the delivery to the Security Agent of an Assignment Form which shall:

     (a) include all notations required for the purpose of creating an assignment under the Dailly Law and the laws and regulations in force;

     (b) without prejudice to clause (a) above, and with respect to Assignment Forms for assignment of Commercial Receivables, appear in the form set out in Schedule 2A to this Agreement and contain a list, containing the information referred to at Schedule 3 hereto, which may be detailed on electronic files (floppy disc or CD Rom);

     (c) without prejudice to clause (a) above, and with respect to Assignment Form for assignment of Intercompany Receivables, appear in the forms set out in Schedule 2B


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          of this Agreement;

     (d) be signed by the legal representative or a duly appointed representative of the Assignor; and

     (e) designate the Beneficiaries as beneficiaries of the assignment, it being specified that the Security Agent must provide the Assignor within a reasonable time period with all information relating to any changes to the identity of the Revolving Credit Facility Lenders under the Revolving Facility.

2.3  Throughout the period of this Agreement:

     (a) each time that it sends a Drawdown Request under the Revolving Facility; and

     (b)  on the first day of each calendar month;

the Assignor shall deliver to the Security Agent an Assignment Form under which it assigns all the Commercial Receivables in so far as a drawdown pursuant to the Revolving Facility is under way.

2.4 The Assignor shall deliver to the Security Agent throughout the period of this agreement:

     (a) on each occasion that a new Underlying Agreement creates one or more Intercompany Receivables, entered into with one or more members of the Group, an Assignment Form relating to the relevant Intercompany Receivable(s); and

     (b) at the same time as the Assignor sends any Drawdown Request and on the first Business Day of each calendar month, an Assignment Form relating to all of the new Intercompany Receivables of the Assignor, which at the date of delivery of the relevant Assignment Form have not already been assigned within the framework of this Agreement.

2.5 The Security Agent reserves the right to refuse any Assignment Form which does not reasonably appear to comply with the provisions of this clause 2.

2.6 Any delivery of an Assignment Form shall be construed as the legal transfer, by way of security interest, to the Beneficiaries of the Assigned Receivables identified on the relevant Assignment Form from the date set out thereon by the Security Agent including all principal, interest and related amounts of the Assigned Receivables identified on the relevant Assignment Form, as well of all security and guarantees, including retention of title clauses, relating to such Assigned Receivables.

2.7 Any acceptance by the Security Agent of an Assignment Form will result in the automatic renunciation of all Beneficiaries benefiting from the assignment resulting from the delivery of the previous Assignment Form relating only to Assigned Receivables, also referred to in this subsequent Assignment Form.

3    ASSIGNOR'S MANDATE

3.1 The Beneficiaries appoint the Assignor as agent to receive and recover the relevant Assigned Receivables. The Assignor recognizes as a consequence of such


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     appointment that any payment, even partial, received from an Assigned
     Debtor, in any form whatsoever, as an Assigned Receivable, is only received by the Assignor as agent for the Beneficiaries and that amounts so received or recovered are the property of the Beneficiaries. The Assignor therefore undertakes to deliver immediately to the Security Agent on the occurrence of an event of default and at its first request, the payment instruments or the sums it will have so received, providing the Security Agent with all information enabling it to identify the Receivable(s) to which the relevant payments relate.

3.2 The mandate established by this clause 3 shall be fully revoked by the Security Agent sending to one or more Assigned Debtors a notice or request for acceptance pursuant to the terms of clause 4 (Notice- Acceptance) below.

4.   NOTICE - ACCEPTANCE

4.1 The Security Agent shall be entitled, at any time following the occurrence of an Event of Default and upon receipt of instructions from the Majority Lenders (Majorite des Preteurs) to give notice to one or several of the Assigned Debtors of the assignment of receivables in accordance with this Agreement and in conformity with the Dailly Law.

4.2 The Security Agent may, upon occurrence of an Event of Enforcement, request that one or more of the Assigned Debtors accept the assignment of Receivables arising under this Agreement in accordance with the Dailly Law.

5.   APPLICATION OF PROCEEDS FROM ASSIGNED RECEIVABLES

     Any sum received by the Security Agent under the Assigned Receivables shall be applied towards payment and repayment of amounts due and payable under the Secured Obligations in accordance with the conditions of the Senior Facilities Agreement.

     Any sum received by the Security Agent under the Assigned Receivables which exceeds the sums due under the Secured Obligations will be repaid to the Assignor by the Security Agent.

6    REPRESENTATIONS AND WARRANTIES OF ASSIGNOR

     The Assignor represents and warrants to the Beneficiaries and to the Security Agent throughout the period of this Agreement:

     (a) that it is a French societe anonyme validly incorporated under the provisions of French law;

     (b) that the execution of this Agreement has been validly authorized by the competent bodies of the Assignor;

     (c) that this Agreement and each of the Assignment Forms create or will create valid legal and compulsory obligations for the Assignor enforcable in accordance with their terms, subject to Reservations;


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     (d)  the execution of this Agreement and the Assignment Forms by it do not require the approval, authorization or consent of any authorities or bodies whatsoever; and

     (e) the Receivables have not been assigned, delegated, charged or pledged to the benefit of anyone other than the beneficiaries.

7.   UNDERTAKINGS OF ASSIGNOR

     Throughout the Security Period, the Assignor undertakes to the Beneficiaries and the Security Agent:

     (a) not to assign, create, incur or permit to subsist any pledge, charge, security or encumbrance of any sort over the Receivables other than for the benefit of the Beneficiaries;

     (b) not to modify or restrict the object or the rights relating to Assigned Receivables or the rights of the Beneficiaries under the Assigned Receivables in relation to the Assigned Debtors, other than that which concerns the grant of deliveries, rebates, refunds, and delays in agreed payments within the normal framework of its activities and in conformity with its normal practices and without prejudice to the ability of the Assignor to compromise or negotiate the erroneous Assigned Receivables or those which are subject to a good faith dispute;

     (c) not to exercise or pursue at any time, any claim for compensation or any counterclaim on the Assigned Receivables;

     (d) at all times after the occurrence of a Potential Event of Default or an Event of Default, permit the Security Agent to proceed at the expense of the Assignor by means of an advance notice and during the opening hours of the Assignor's offices, with all verifications provided, in order to regulate the existence, nature, ownership, amount and date of payment of the Assigned Receivables and to regulate the Assignor's compliance with all of its obligations under this Agreement; and

     (e) to take any action, carry out any formalities, and do anything at its own expense which the Security Agent may reasonably request in the interests of protecting the rights of the Beneficiaries under this Agreement or the Assignment Forms.

8.   OBLIGATIONS OF ASSIGNOR UNDER THE UNDERLYING AGREEMENTS

     The Assignor and the Beneficiaries expressly agree that:

     (a) in accordance with the provisions of the Dailly Law, the Assignor will remain jointly and severally liable for the payment of the Assigned Receivables by the Assigned Debtors;

     (b) The exercise by the Security Agent and/or the Beneficiaries of any right, or privilege under this Agreement shall not operate as a waiver of any right or obligations of the Assignor under the Underlying Agreements; and


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     (c)  Except in the case of gross or deliberate misconduct, neither the
          Security Agent nor any of the Beneficiaries shall be responsible under the Underlying Agreements and, neither the Security Agent nor any of the Beneficiaries shall be obliged to exercise any commitment, or obligation of the Assignor under the Underlying Agreements, or to take any action to recover any amounts.

9.   NOTICES

     Any notice or other communication to be served under or in connection with this Agreement will conform with the conditions of Clause 24 of the Senior Facilities Agreement and will be sent to the addresses indicated under the signature blocks of each party's representative under this Agreement or at any other address which the party concerned has notified to the other parties at least five (5) Business Days in advance of such notice in accordance with this clause.

10.  DURATION

     This Agreement shall remain in full force and effect throughout the Security Period.

11.  MISCELLANEOUS - EFFECTS OF CONCLUSION OF AGREEMENT

11.1 The Beneficiaries grant authority to the Security Agent having the option of delegation, to receive, date and safeguard the original copies of each Assignment Form, and more generally, to take all steps necessary to protect and exercise the rights of the Beneficiaries under this Agreement and the Assignment Forms.

11.2 This Agreement does not exclude or limit in any way the other rights of the Security Agent and the Beneficiaries and does not affect the nature or the extent of the liabilities which have been or which may exist between the Assignor and the Security Agent and Beneficiaries.

11.3 In the event of a transfer by novation of all or part of their rights and obligations by the Beneficiaries under the Senior Facilities Agreement, the Beneficiaries expressly reserve (with the express consent of all the parties hereto) the rights, privileges, powers and claims under which they benefit by virtue of this Agreement in favour of their assignees, in accordance with the provisions of articles 1278 et seq. of the French Civil Code.

11.4 Where any clause of this Agreement is or becomes illegal, invalid or unenforceable it is agreed that the other provisions of this Agreement shall remain legal, valid and enforceable against the parties to this Agreement independently of the illegal, invalid or unenforceable clauses.

12.  APPLICABLE LAW AND JURISDICTION

12.1 This Agreement shall be governed by and construed in all respects in accordance with French law.

12.2 Any dispute arising out of or in connection with this Agreement or an Assignment Form shall be submitted to the exclusive jurisdiction of the Commercial Court of Paris
     (Tribunal de Commerce de Paris).

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     (Tribunal de Commerce de Paris).


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Signed on 7 December 2005, in Paris, in (3) original copies.

Assignor                                Security Agent
ANTARGAZ                                CALYON


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Francois Varagne or any person    Name: Jacques Pochon and Jerome Del Ben
      duly authorized                   Title: Head of Acquisition Finance
Title: Managing Director                       France and Associate Director

Address: Immeuble Les Renardieres       Address: Leverage and Financial
         3, Place de Saverne                     Sponsors Group
         92400 Courbevoie                        9, quai du President Paul
                                                 Doumer
                                                 92920 Courbevoie Cedex
                                                 France

Fax: +33 1 41 88 73 13                  Fax: +33 1 41 89 39 53/14 33

     For the attention of the Finance        For the attention of Jerome Del Ben
     Director                                /Victoria Becq-Giraudon

Senior Revolving Credit Facility Lenders
CALYON


By:
    -----------------------------------
Name: Jacques Pochon and Jerome Del Ben
Title: Head of Acquisition Finance
       France and Associate Director

Address: Leverage and Financial
         Sponsors Group
         9 quai du President Paul
         Doumer
         92920 Courbevoie cedex
         France

Fax: +33 1 41 89 39 53/14 33

For the attention of Jerome Del Ben /
Victoria Becq-Giraudon


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                                   SCHEDULE 1

               THE PRIMARY REVOLVING CREDIT FACILITY TERM LENDERS

CALYON, 9 quai du President Paul Doumer, 92400 Courbevoie (France)


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                                   SCHEDULE 2A

  FORM OF ASSIGNMENT OF RECEIVABLES BY OF SECURITY UNDER ARTICLES L.313-23 TO
              L. 313-34 OF THE FRENCH MONETARY AND FINANCIAL CODE

                           (INTERCOMPANY RECEIVABLES)

Assignor: ANTARGAZ

Assignees: The Revolving Credit Facility Lenders parties to an English language facilities agreement dated 7 December 2005 (as amended and restated and hereinafter referred to as the "SENIOR FACILITIES AGREEMENT") between among others the Assignor as Borrower, Calyon as Facility Agent and Security Agent and Calyon as Primary Revolving Credit Facility Lender:

-     [________]

-     [________]

Date: [________] (inserted by Calyon as Security Agent)

Assigned Debtor and Assigned Receivables: In accordance with article L.313-23 paragraph 3 of the French Monetary and Financial Code, the Assigned Receivables are transferred trough a computer process which makes it possible to identify them. A list allowing the individualization of the Assigned Receivables is attached to the present Form.

    MEAN BY WHICH THE      NUMBER OF ASSIGNED   GLOBAL AMOUNT OF THE
RECEIVABLES ARE ASSIGNED       RECEIVABLES      ASSIGNED RECEIVABLES
------------------------   ------------------   --------------------
                               [________]            [________]

Or:

Assigned Debtor and Assigned Receivables: The Assigned Receivables are the existing or future receivables held by ANTARGAZ against:

The company [________] as debtor of the Assignor pursuant to the Underlying Agreement [________] dated [________] a copy of which is attached to the present Form.

The present Form is governed by all the provisions of the master agreement for the assignment of receivables dated December 7, 2005 between, among others (i) the Assignor as Borrower and Assignor, (ii) Calyon as Facility Agent and Security Agent and (iii) Calyon as Primary Revolving Credit Facility Lender, as amended from time to time.

The present Form is endorsable to other licensed credit institutions.


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Signature and stamp of the representative of the Assignor

Signature and stamp of the representative of the Security Agent


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                                   SCHEDULE 2B

  FORM OF ASSIGNMENT OF RECEIVABLES BY OF SECURITY UNDER ARTICLES L.313-23 TO
              L. 313-34 OF THE FRENCH MONETARY AND FINANCIAL CODE

                            (COMMERCIAL RECEIVABLES)

Assignor: ANTARGAZ

Assignees: The Revolving Credit Facility Lenders parties to an English language facilities agreement dated 7 December 2005 (as amended and restated and hereinafter referred to as the "SENIOR FACILITIES AGREEMENT") between among others the Assignor as Borrower, Calyon as Facility Agent and Security Agent and Calyon as Primary Revolving Credit Facility Lender:

-     [________]

-     [________]

Date: [________] (inserted by Calyon as Security Agent)

Assigned Debtor and Assigned Receivables: In accordance with article L.313-23 paragraph 3 of the French Monetary and Financial Code, the Assigned Receivables are transferred trough a computer process which makes it possible to identify them. A list allowing the individualization of the Assigned Receivables is attached to the present Form.

    MEAN BY WHICH THE      NUMBER OF ASSIGNED   GLOBAL AMOUNT OF THE
RECEIVABLES ARE ASSIGNED       RECEIVABLES      ASSIGNED RECEIVABLES
------------------------   ------------------   --------------------
                               [________]            [________]

The present Form is governed by all the provisions of the master agreement for the assignment of receivables dated December 7, 2005 between, among others (i) the Assignor as Borrower and Assignor, (ii) Calyon as Facility Agent and Security Agent and (iii) Calyon as Primary Revolving Credit Facility Lender, as amended from time to time.

The present Form is endorsable to other licensed credit institutions.

Signature and stamp of the representative of the Assignor

Signature and stamp of the representative of the Security Agent


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                                   SCHEDULE 3
                Information relating to the Assigned Receivables

Each list on electronic file shall contain, for each Assigned Receivable, the following mentions:

-    name and address of the Assigned Debtor;

- amount of the Assigned Receivable (for the Receivable in other currency than Euro, the currency, the amount of the currency and the estimated exchange value);

-    type of the relevant Underlying Agreement; and

-    maturity date and place of payment of the Assigned Receivable.


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